UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

December 19, 2022

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-12019

Pennsylvania	No. 23-0993790
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

901 E. Hector Street

Conshohocken, Pennsylvania 19428

(Address of principal executive offices)

(Zip Code)

(610) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2022, the Board of Directors of Quaker Chemical Corporation (the “Company”) approved and adopted amended and restated by-laws (the “Amended and Restated By-laws”), effective the same day. The changes set forth in the Amended and Restated By-laws include:

(a) updated procedures and disclosure requirements for the nomination of director candidates for election at meetings of shareholders, including, among other things, to:

(i) require a shareholder notice for nomination of director candidates to include a representation regarding compliance with Rule 14a-19 of the Securities Exchange Act of 1934, as amended (“Rule 14a-19”);

(ii) require that shareholders provide, on request of the Company, reasonable evidence of Rule 14a-19 compliance no later than five business days prior to the applicable meeting of shareholders;

(iii) provide that shareholder director nominations may be disregarded by the Company if the nominating shareholder fails to comply with or fails to provide evidence of compliance with the relevant provisions of the Amended and Restated By-laws and Rule 14a-19; and

(iv) provide that proposed director nominees complete and submit a fully completed questionnaire concurrently with their nomination notice (Section 3.15);

(b) a requirement that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white (Section 2.14);

(c) a provision that each of the Board of Directors, a committee of the Board of Directors, any officer designated by the Board of Directors or a committee of the Board of Directors or the meeting chairman may determine whether matters were properly brought before a meeting and if not, the chairman may declare that they will not be considered (Sections 2.12 and 3.15); and

(d) other conforming, technical and non-substantive changes.

Item 9.01 Financial Statements and Exhibits

The following exhibits are included as part of this report:

Exhibit No.	Description

3.1	Amended and Restated By-laws of Quaker Chemical Corporation, effective December 19, 2022 (filed herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: December 20, 2022	By:	/s/ Robert T. Traub
Robert T. Traub
Senior Vice President, General Counsel and Corporate Secretary